SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "**Amendment**"), is made and entered into this 8th day of May, 2018 (the "**Effective Date**"), by and between DELRAY ANDREW RE, LLC, a Florida limited liability company (the "**Buyer**"), and AREP 5400 EAST AVENUE LLC, a Delaware limited liability company (the "**Seller**").

RECITALS

A. Buyer and Seller entered into that certain Agreement of Purchase and Sale with an effective date of November 2, 2017, as amended by a certain First Amendment to Agreement of Purchase and Sale dated December 28, 2017, a certain Second Amendment to Agreement of Purchase and Sale dated January 31, 2018, a certain Third Amendment to Agreement of Purchase and Sale dated March 7, 2018, a certain Fourth Amendment to Purchase Agreement dated March 28, 2018, and a certain Fifth Amendment to Purchase Agreement dated April 11, 2018 (collectively, the "**Agreement**"), whereby Seller has agreed to sell and Buyer has agreed to purchase certain real property located approximately at 5400, 5402 and 5408 East Avenue, West Palm Beach, Florida 33407 (as further described in the Agreement), on the terms and conditions set forth in the Agreement.

B. Seller and Buyer desire to amend certain provisions of the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the following mutual agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. The foregoing recitals are hereby affirmed by the parties as true and correct and each such recital is incorporated herein by this reference. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2. Revised Closing Date; No Further Closing Extension Right.

(i) In Section III.A. of the Agreement the date "May 8, 2018" is hereby deleted in its entirety and replaced with: "May 11, 2018".

(ii) For clarification, the Closing Date is May 11, 2018 and Purchaser has no rights to extend the Closing Date.

3. General. The captions and section numbers shall not be considered in any way to effect the interpretation of this Amendment. The parties agree that, except as modified by this Amendment, the Agreement remains in full force and effect in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their

respective successors, assigns, heirs and personal representatives. This Amendment shall not be construed with resort to any presumption against the preparer or maker hereof. The parties represent and warrant that they have authority to enter into this Amendment. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the Amendment shall control. No representation, warranty, agreement, statement, guarantee or promise, if any, made by Seller or any person acting on behalf of Seller which is not contained in the Agreement (as modified by this Amendment) will be valid or binding on Seller.

4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one and the same instrument. Delivery of this Amendment may be accomplished by electronic facsimile reproduction ("**FAX**") or via electronic mail via .PDF ("**PDF**").

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IN WITNESS WHEREOF, this Amendment is executed as of the day and year first set forth above.

WITNESSES:

Print Name: Chris Sweeney

Print Name: Benjamin Weber

SELLER:

AREP 5400 EAST AVENUE LLC, a Delaware limited liability company

By: AREP 5400 East Avenue Manager LLC, a Delaware limited liability company, its managing member

By: __________
Name: David Wallace
Its: Manager

Print Name: EILEEN GREBBE

Print Name: __________

BUYER:

DELRAY ANDREWS RE, LLC, a Florida limited liability company

By: __________
Name: Shaun Leon
Its: PRESIDENT / MANAGER